June 6, 2022

BNY Mellon Variable Investment Fund

-Appreciation Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes and replaces any contrary information contained in the fund's Summary Prospectus and Prospectus:

Effective May 28, 2022 (the "Effective Date"), Fayez Sarofim & Co. ("Sarofim & Co.") serves as the sub-adviser to Appreciation Portfolio (the "Fund"), pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") with Sarofim & Co.

Due to a change in the ownership and organizational structure of Sarofim & Co. that occurred on the Effective Date, the then-existing sub-investment advisory agreement with Sarofim & Co. (the "Prior Sub-Advisory Agreement") terminated in accordance with its terms and the Investment Company Act of 1940, as amended (the "1940 Act"). To enable Sarofim & Co. to continue to provide sub-investment advisory services to the Fund, the Board approved the Interim Sub-Advisory Agreement, which did not require shareholder approval before it went into effect on the Effective Date. At a future meeting, the Board will be asked to approve a new sub-investment advisory agreement on behalf of the Fund with Sarofim & Co. (the "New Sub-Advisory Agreement"), which will require approval by a majority of the Fund's outstanding voting securities as defined in the 1940 Act before it can go into effect. The Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement. Therefore, the Board also will be asked to call a Special Meeting of Shareholders to seek shareholder approval of the New Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund.

The sub-advisory fee payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. The Fund's investment strategy and management policies will not change in connection with the implementation of either the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement. BNY Mellon Investment Adviser, Inc. continues to serve as the Fund's investment adviser.

This document is not a solicitation of any proxy. A proxy statement further describing Sarofim & Co. and its change in ownership and organizational structure and the New Sub-Advisory Agreement, and requesting that shareholders vote to approve the New Sub-Advisory Agreement, will be mailed to shareholders of record. Please read the proxy materials carefully when they are available.

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